Exhibit 99.1

Optinose Announces Pricing of Public Offering of Common Stock

YARDLEY, Pa., August 14, 2020 -- Optinose (NASDAQ:OPTN), a pharmaceutical company focused on patients treated by ear, nose and throat and allergy specialists, today announced the pricing of its previously announced public offering of 6,000,000 shares of common stock at a price to the public of $5.85 per share. All of the shares of common stock will be offered by Optinose. Optinose also granted the underwriter a 30-day option to purchase up to an additional 900,000 shares of common stock. The offering is expected to close on August 18, 2020, subject to satisfaction of customary closing conditions.

Optinose intends to use the net proceeds of the offering for working capital and general corporate purposes, including the commercialization of XHANCE, the clinical development of XHANCE for a follow-on indication for the treatment of chronic sinusitis and the clinical development of OPN-019 for the treatment of COVID-19.

Credit Suisse Securities (USA) LLC is acting as sole bookrunner for the offering.

The securities are being offered and sold pursuant to Optinose’s effective registration statement on Form S-3 (File No. 333-228122) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2018 and declared effective on November 9, 2018. The offering is being made only by means of a written prospectus, including a prospectus supplement, that forms part of the registration statement. A prospectus supplement relating to the common stock to be sold in the offering will be filed with the SEC. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. A copy of the prospectus supplement and accompanying prospectus may be obtained, once available, from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, NC 27560, United States, by telephone at (800) 221-1037, or by email at usa.prospectus@credit-suisse.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of these securities under the securities laws of any such state or jurisdiction.

About Optinose
Optinose is a global specialty pharmaceutical company focused on serving the needs of patients cared for by ear, nose and throat and allergy specialists.

Cautionary Note on Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements regarding the timing and success of the proposed offering and the expected use of proceeds from the proposed offering. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: satisfaction of the customary closing conditions of the offering; delays in obtaining required stock exchange or other regulatory approvals; and the risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” and elsewhere in Optinose’s most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, and under the heading “Risk Factors” included in the preliminary prospectus supplement related to the offering filed with the Securities and Exchange Commission, each of which are available at www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of this press release, and Optinose undertakes no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

Optinose Investor Contact
Jonathan Neely
jonathan.neely@optinose.com
267.521.0531

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